UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of Event Requiring Report: July 7, 2003

                               ASP VENTURES CORP.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

       000-28589                             98-0203918
       ---------                             ----------
(Commission File Number)        (IRS Employer Identification Number)




                             Scott Walker, President
            5962 La Place Ct., Suite 200, Carlsbad, California 92008
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (760) 438-7245
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.  Changes in Control of Registrant

On July 7, 2003, ASP Ventures Corp. ("Company") closed a Stock Exchange Agreement ("Agreement") with Elite Jet, Inc., Elite Property, Inc. and Elite Yachts, Inc. (collectively "Elite") wherein the Company agreed to issue to the shareholders of Elite, Scott Walker and Cindy Estes, 11,771,860 shares in exchange for all the issued and outstanding shares of the Elite companies. The share issuances to Scott Walker and Cindy Estes effectively constituted a change in the control of the registrant. Scott Walker now exercises voting control over 9,771,860 shares or 56.4% of the Company's outstanding securities and Cindy Estes now exercises voting control over 11.6% of the Company's outstanding securities. Scott Walker and Cindy Estes collectively now control 68% of the Company's issued and outstanding securities.

ITEM 2.  Acquisition or Disposition of Assets.

On June 5, 2003, the Company entered into an Agreement with Elite wherein the Company agreed to issue to the shareholders of Elite 11,771,860 shares in exchange for all the issued and outstanding shares of the Elite companies. The parties closed the Agreement on July 7, 2003 with the acquisition of the Elite companies as wholly owned subsidiaries.

Elite Jet is an established California based company that sells fractional ownership interests in jet aircraft. Elite Jet was formed in 2001 to take advantage of the fast growing popularity of fractional aircraft ownership within a niche designed to compete with existing high priced fractional ownership programs and the expense of owning an entire aircraft. Currently, Elite Jet offers fractional ownership interests in seven Falcon 20F business jets. Elite Jet has also established an air charter division that accounts for usage of the aircraft in excess of that permitted under the fractional ownership program.

Elite Properties intends to market fractional interests in high end real estate properties to wealthy individuals and corporations that demand a world class level of service. Elite Properties expects to handle all aspects of property ownership ensuring that owners can enjoy their property without the inherent hassles of traditional time share ownership. Elite Yachts intends to offer fractional ownership interests in luxury cruisers and motor yachts.

The Company intends to change its name to "Elite Corporation" to reflect its business focus as soon as is practicable pursuant to Securities and Exchange Commission rules and regulations.

ITEM 5.  Other Events

On July 7, 2003 subsequent to the closing of the Agreement with the Elite companies, Ross Wilmot, the Company's sole officer and director appointed Scott Walker, Cindy Estes, and Keith Thomas to the Company's board of directors. The newly constituted board of directors then accepted the resignation of Ross Wilmot as the Company's president and as a director and proceeded to appoint new officers. The board of directors appointed Scott Walker as the Company's president and chief executive officer, Keith Thomas as the Company's chief financial officer and Cindy Estes as the Company's vice-president and corporate secretary effective July 7, 2003.

ITEM 7.  Financial Statements and Exhibits

Pro forma financial statements will be filed by amendment to this Form 8K within the time permitted by the rule.

The following exhibit is included:

1
1
EXHIBIT  PAGE              DESCRIPTION
NO.               NO.

10(i)             4                 Stock Exchange Agreement dated June 5, 2003
                                    between the Company and Elite Jet, Inc.,
                                    Elite Property, Inc., Elite Yachts, Inc.
                                    and the shareholders of each entity and the disclosure schedules thereto.


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP VENTURES CORP.

Signature                                              Date



By: /s/ Scott Walker                                   July 22, 2003
    ----------------
Name:  Scott Walker
Title:    President and Chief Executive Officer

EXHIBIT 10(i)



                                 STOCK EXCHANGE
                                    AGREEMENT

                                     BETWEEN

                               ASP Ventures Corp.

                                       AND

                       Exec Jet, Inc. dba Elite Jet, Inc.

                                       AND

                               Elite Yachts, Inc.

                                       AND

                              Elite Property, Inc.



                                  June 5, 2003

                            STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), entered into as of June 5, 2003, by and between ASP Ventures Corp., a Florida corporation (the "Company") and Exec Jet, Inc. dba EliteJet, Inc., a Nevada corporation ("EliteJet"), Elite Yachts, Inc., a Nevada corporation, ("Elite Yachts"), Elite Property, Inc., a Nevada corporation ("Elite Property") and each of the shareholders of EliteJet, Elite Yacht and Elite Property (collectively the "Elite Companies") as identified in a Disclosure Schedule appended to this Agreement (the "Seller" or collectively, the "Sellers").

WITNESSETH:

WHEREAS, each of the Sellers owns the number of shares of common stock of EliteJet, Elite Yachts and Elite Properties, set forth opposite their respective names on a Disclosure Schedule to this Agreement, which shares constitute all of the issued and outstanding shares of EliteJet, Elite Yachts and Elite Properties (collectively the "Elite Shares); and

WHEREAS,
the Company desires to acquire from the Sellers, and the Sellers desire to transfer to the Company, all of the Elite Shares amounting in aggregate to 700 Elite Shares (500 Elite Jet, 100 Elite Yachts, 100 Elite Property) no par value, in exchange for the issuance by the Company of an aggregate of 11,771,860 shares (the "Company Shares") of the Company's common stock, par value $.001 per share to be allocated among the Sellers as set forth in Disclosure Schedule 1.1 hereto;

NOW,
THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                               EXCHANGE OF SHARES

1.1      Exchange of Shares. Subject to the terms and conditions of this
         -------------------
Agreement, on Closing:


(a) The Company shall issue and deliver to each of the Sellers that number of Company Shares as set forth opposite such Seller's name in Disclosure Schedule
1.1 hereto on a pro rata basis for the Elite Shares up to an aggregate of eleven million seven hundred and seventy one thousand eight hundred and sixty (11,771,860) shares of the Company's common stock, and each Seller agrees to deliver to the Company, the number of Elite Shares set forth opposite such Seller's name on Disclosure Schedule 1.1 hereto in an aggregate of 700 shares of EliteJet, Elite Yachts and Elite Property.

(b) Company Shares issued to Sellers shall be subject to resale restrictions imposed pursuant to the Securities Act of 1933 as amended (the "Securities Act").

1.2      Time and Place of Closing.
         -------------------------

The closing of the transactions contemplated hereby (the "Closing") shall take place on June 25, 2003 at the offices of the Company at 10 a.m. Pacific Daylight Time, or at such other place as the parties may agree (the "Closing Date").

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Elite Companies and to each of the Sellers that:

2.1 Due Organization and Qualification; Due Authorization.
    -----------------------------------------------------

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

(b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults.

The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Articles of Incorporation or By-laws of the Company, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of their respective assets are subject, (iii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of the Company, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3 Capitalization.

The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 50,000,000 shares of common stock of which 5,539,699 shares of common stock are issued and outstanding as of the date hereof. All of the outstanding shares of common stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable. All outstanding shares of the Company's capital stock were issued in compliance with all applicable federal and state laws. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all the Company's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

2.4 Financial Statements.
    --------------------

Disclosure Schedule 2.4 contains copies of the balance sheets of the Company at December 31, 2002 (audited) and March 31, 2003 (unaudited) (such statements being the "Company Financial Statements"). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5 Further Financial Matters.

(a) The Company has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles that are not reflected in the Company Financial Statements.

(b) Except as set forth in the Company Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

2.6 Taxes.

The Company has filed all federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Company has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

2.7 Indebtedness: Contracts: No Defaults.
    ------------------------------------

(a) Disclosure Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party (collectively, the "Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by the Company in the ordinary course of business. The Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company or which have a material effect thereon. Copies of all such material written Operating Agreements have previously been delivered or otherwise made available to the Sellers and such copies are true, complete and correct as of the date hereof.

(b) The Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

2.8 Personal Property.
    -----------------

The Company has good and marketable title to all of its tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable, as set forth in Disclosure
Schedule 2.8.

2.9 Real Property.

Disclosure Schedule 2.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company (the "Company Real Property"). Each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and, to the knowledge of the Company, no notice of default or termination under any such lease is outstanding.

2.10 Compliance with Law.

(a) The Company is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b) The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.11 Permits and Licenses.

The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, the Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any national, federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

2.12 Ordinary Course.

Since March 31, 2003, the Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

2.13 No Adverse Changes.  Since March 31, 2003, there has not been:
     ------------------

(a) Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Company Financial Statements.

(b) Any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business.

(c) To the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

2.14 Litigation.

(a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b) There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company.

(c) The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.15 Insurance.

The Company maintains no insurance.

2.16 Certificate of Incorporation and Bylaws: Minute Books.
     -----------------------------------------------------

The copies of the Articles of Incorporation and Bylaws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

2.17 Employee Benefit Plans.
     ----------------------

The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

2.18 Patents: Trademarks and Intellectual Property Rights.

The Company owns no patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s), proprietary rights or processes.

2.19 Subsidiaries.

The Company has no subsidiaries.

2.20 Affiliate Transactions.

(a) Neither the Company nor any officer, director or employee of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

(b) The Company has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of the Company or their respective relatives or affiliates has any claim against the Company.

2.21 No Anti-Dilution Adjustment.

The issuance of the Company Shares will not give any holder of any of the Company's outstanding shares, options, warrants or other convertible securities or rights the right to purchase any additional shares of capital stock, the right to be issued any capital stock and/or the right to purchase capital stock at a reduced price.

2.22 No Regulatory Problems.

The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission ("Commission");
(iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Company's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

2.23 Miscellaneous.
     -------------

The representations and warranties made by the Company in this Agreement and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby or in any public filing with any regulatory agency, (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as and if required, and (ii) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statements, in light of the circumstances under, and at the time at, which they were made, not false or misleading.

2.24 Tax Free Transaction

The Company has structured this exchange with the intent that it be considered a tax-free exchange under the Internal Revenue Code of 1986, as amended, for all parties.

                                   ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE ELITE COMPANIES/SELLERS

The Elite Companies represent and warrant and each Seller, (but only when specifically referenced in this Article III and then only with respect to such Seller's representations and warranties) severally and not jointly, represents and warrants to the Company that:

3.1 Due Organization and Qualification; Due Authorization.

(a) The Elite Companies are corporations duly incorporated, validly existing and in good standing under the laws of their jurisdiction of formation, with full corporate power and authority to own, lease and operate their businesses and properties and to carry on their businesses in the places and in the manner as presently conducted or proposed to be conducted. The Elite Companies are in good standing as foreign corporations in each jurisdiction in which the properties owned, leased or operated, or the businesses conducted, by them requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the businesses of the Elite Companies when taken as a whole.

(b) The Elite Companies do not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity except those wholly owned subsidiaries or partnerships described in
Section 3.19 hereto.

(c) The Elite Companies have all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Elite Companies have taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Elite Companies and the Sellers, enforceable against each of the Elite Companies and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2 No Conflicts or Defaults.
    ------------------------

Except as specifically provided otherwise in this Agreement, the execution and delivery of this Agreement by the Elite Companies and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Articles of Incorporation or By-laws of the Elite Companies (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Elite Companies are party or by which the Elite Companies or their assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Elite Companies or their assets are subject, (iii) result in the creation of, or give any party the right to create, any lien upon any of the assets of the Elite Companies, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Elite Companies are party or by which the Elite Companies or any of their assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Elite Companies are to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which they are a party.

3.3 Capitalization.
    --------------

The authorized capital stock of EliteJet immediately prior to giving effect to the transactions contemplated hereby consists of 25,000 shares of common stock, par value $1.00, of which 500 shares are issued and outstanding as of the date hereof.

The authorized capital stock of Elite Yachts immediately prior to giving effect to the transactions contemplated hereby consists of 1,500 shares of common stock, no value, of which 100 shares are issued and outstanding as of the date hereof.

The authorized capital stock of Elite Property immediately prior to giving effect to the transactions contemplated hereby consists of 1,500 shares of common stock, no par value, of which 100 shares are issued and outstanding as of the date hereof.

All of the Elite Shares when transferred in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, will not be transferred in violation of any rights of third parties. All outstanding shares of the Elite Companies stock were issued in compliance with all applicable federal and state laws.

The Elite Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract or agreement, arrangement, option, call, commitment or other right of any character obligating or entitling the Elite Companies to issue, sell, redeem or repurchase any of their securities, and there is no other outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all of the Elite Companies' outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, exempt from such registration pursuant to the exemption claimed therefore and in full compliance with the regulatory requirements for issuing common stock under Nevada law.

3.4 Financial Statements.

Disclosure Schedule 3.4 contains copies of the audited balance sheets of the Elite Companies at December 31, 2002 and March 31, 2003 (such statements being the "Elite Financial Statements"). The Elite Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Elite Companies as of the dates indicated. The books of account and other financial records of the Elite Companies have been maintained in accordance with good business practices.

3.5 Further Financial Matters.

The Elite Companies have no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

3.6 Taxes.

The Elite Companies have filed all federal, state, local and foreign tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent it liability for any Taxes (and related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Elite Companies and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Elite Companies, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Elite Companies has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. The Elite Companies have not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Elite Companies for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Elite Companies have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Elite Companies and in Elite Financial Statements. No tax return or tax return liability of the Elite Companies has been audited or, presently under audit. There are no claims pending or, to the knowledge of the Elite Companies, threatened, against the Elite Companies for past due taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Elite Companies have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Elite Companies and in the Elite Financial Statements.

3.7 Indebtedness: Contracts: No Defaults.
    ------------------------------------

(a) Schedule 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Elite Companies are party (collectively, the "Elite Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by the Elite Companies in the ordinary course of business. The Elite Operating Agreements constitute all of the material contracts, agreements, understandings and arrangements required for the operation of the businesses of the Elite Companies or which have a material effect thereon. Copies of all such material written Elite Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

(b) Neither, the Elite Companies, nor, to the knowledge of the Elite Companies, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Elite Companies are a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Elite Companies or, to the knowledge of the Elite Companies, any other person or entity. The Elite Companies have not received any notice of default under any contract, agreement, arrangement, commitment or plan to which they are party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

3.8 Personal Property.

(a) The Elite Companies have good and marketable title to all of their tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable, as set forth in Disclosure Schedule 3.8.

3.9 Real Property.

Disclosure Schedule 3.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Elite Companies (the "Elite Real Property"). Except as set forth in Schedule 3.9 of the Disclosure Schedule, each lease to which the Elite Companies are party is valid, binding and in full force and effect with respect to the Elite Companies, and, to the knowledge of the Elite Companies, all other parties thereto; no notice of default or termination under any such leases are outstanding.

3.10 Compliance with Law.

(a) The Elite Companies are not conducting their respective businesses or affairs in material violation of any applicable national, federal or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Elite Companies have not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b) The Elite Companies are in compliance in all material respects with all applicable national, federal, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Elite Companies, threatened against the Elite Companies that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Elite Companies have reason to believe are likely to give rise to any material liability or other obligations of the Elite Companies under any environmental laws.

3.11 Permits and Licenses.

The Elite Companies have all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct their respective businesses and to own, lease, use, operate and occupy their assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect their respective businesses. As of the date hereof, the Elite Companies have not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any national, federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect their respective businesses.

3.12 Ordinary Course

Since inception, the Elite Companies have conducted their businesses, maintained their real property and equipment and kept their books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

3.13 No Adverse Changes.
     ------------------

Since inception, there has not been:

(a) Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Elite Companies.

(b) Any material loss sustained by the Elite Companies, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Elite Companies' businesses.

(c) To the best knowledge of the Elite Companies, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Elite Companies.

3.14 Litigation.

(a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Elite Companies, threatened, against or affecting the businesses of the Elite Companies, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Elite Companies, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b) There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or national, federal, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the businesses of the Elite Companies.

(c) The Elite Companies have not received any written or verbal inquiry from any national, federal, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of their businesses.

3.15 Insurance.
     ---------

The Elite Companies maintain the following insurance policies:

EliteJet - Global Aerospace Company (through Falcon Insurance Agency of California), policy # 000010749 dated March 15, 2003.

Blue Cross of California Group Plan #272222

Elite Yachts - None

Elite Property - None

3.16 Certificate of Incorporation and By-laws: Minute Books.
     -------------------------------------------------------

The copies of the Articles of Incorporation and By-laws (or similar governing documents) of the Elite Companies, and all amendments to each are true, correct and complete. The minute books of the Elite Companies contain true and complete records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Elite Companies are true, correct and complete.

3.17 Employee Benefit Plans.

The Elite Companies do not maintain, nor have the Elite Companies maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Elite Companies, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Elite Companies or any entity required to be aggregated in a controlled group or affiliated service group with the Elite Companies for purposes of ERISA or the Code (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

3.18 Patents; Trademarks and Intellectual Property Rights.

The Elite Companies own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and the Elite Companies are not bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

3.19 Subsidiaries.
     ------------

The Elite Companies have no subsidiaries.

3.20 Affiliate Transactions.

(a) None of the Elite Companies nor any officer, director or employee of the Elite Companies (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Elite Comapnies or affecting the business of the Elite Companies, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Elite Companies which will subject the Elite Companies to any liability or obligation from and after the Closing Date.

(b) The Elite Companies have no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of the Elite Companies or their respective relatives or affiliates has any claim against the Elite Companies.

3.21 Stock Exchange for Investment.

(a) Each Seller represents that he or she is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b) Each Seller represents that he or she understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) and that the Company's reliance on such exemption is predicated on each Seller's representations set forth herein

(c) Each Seller acknowledges that he or she can bear the economic risk of his or her investment, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Company Shares.

(d) Each Seller represents that he or she has carefully reviewed such information as such Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each such Seller, such Seller has been furnished all materials that such Seller has requested relating to the Company and the issuance of the Company Shares hereunder, and each such Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to such Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the Elite Shares for the Company Shares.

(e) Each Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each such Seller represents that such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

3.22 No Regulatory Problems

The Elite Companies (i) have not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) are not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) have not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) are not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Elite Companies from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) are not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Elite Companies' directors, officers, or beneficial owners of five percent or more of any class of its equity securities
(i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) are subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) are subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) have been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) are subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

                                   ARTICLE IV

                          SPECIAL RIGHTS AND AGREEMENTS

4.1 Board of Directors.

The Company shall confirm the appointment of three (3) persons to the board of directors at Closing. The initial board of directors shall be comprised of Scott Walker, chairman of the board, Cindy Estes and Keith Thomas.

4.2 Officers

The board of directors at Closing will appoint officers of the Company. Scott Walker will be appointed as president and chief executive officer, Cindy Estes will be appointed chief financial officer and Keith Thomas will be appointed as corporate secretary.

4.3 Company Benefit Plan.
    --------------------

Subsequent to the Closing, the Company will adopt a benefit plan designed to reserve for the directors, officers, key employees and consultants to the Company, that number of common shares equivalent to 10% of the post acquisition number of shares outstanding, to be used for stock issuances or option grants to such individuals on terms and conditions determined by the Company's board of directors.

4.4 Consolidation of Share Capital

The Company and Sellers agree that none of the parties will vote in favor of a consolidation or reverse split of the Company's common stock should such proposal be made to the stockholders of the Company for a period of not less than eighteen (18) months subsequent to the Closing.

                                    ARTICLE V

                 CONDITIONS PRECEDENT AND POST-CLOSING COVENANTS

5.1 Conditions Precedent to Obligations of the Company.
    ---------------------------------------------------

The obligations of the Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by it, on or before the Closing Date, of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Elite Companies and of the Sellers shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b) Performance of Covenants. The Elite Companies and the Sellers shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c) No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against the Elite Companies which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d) Closing Documentation. The Company shall have received such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by the Elite Companies and the Sellers with all of their obligations under this Agreement.

5.2 Conditions Precedent to Obligations of the Elite Companies and the Sellers.
    ---------------------------------------------------------------------------

The obligations of the Elite Companies and the Sellers under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by the Elite Companies and the Sellers, on or before the Closing Date, of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Company shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b) Performance of Covenants. The Company shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c) No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against the Company which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d) Closing Documentation. The Elite Companies and the Sellers shall have received such additional documentation at the Closing as the Elite Companies and the Sellers and their respective counsel may reasonably require to evidence compliance by the Company with all of its obligations under this Agreement.

                                   ARTICLE VI

                                 INDEMNIFICATION

6.1 Indemnity of Sellers.

The Company agrees to defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements ("Seller's Losses"), asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby. Notwithstanding the foregoing provisions of this Section 6.1, no claim for indemnification shall be made by each Seller against the Company unless and until the aggregate Seller's Losses shall exceed $25,000.

6.2 Indemnity of the Company.

The Elite Companies and the Sellers, severally and not jointly, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements ("Company Losses"), asserted against or incurred the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Elite Companies or the Sellers or in any document or certificate delivered by the Elite Companies or the Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby; provided, however, that each Seller shall only be required to defend, indemnify and hold harmless the Company for the representations and warranties made by such Seller. Notwithstanding the foregoing provisions of this Section 6.2, no claim for indemnification shall be made by Company against Seller unless and until the aggregate Company Losses shall exceed $25,000.

6.3 Indemnification Procedure.

A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                   ARTICLE VII

                                  MISCELLANEOUS

7.1 Survival of Representations and Warranties.

Except as otherwise provided, all representations and warranties made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing.

7.2 Notice.

All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Company:

ASP Ventures Corp.
1300-1075 West Georgia Street
Vancouver, British Columbia, Canada V6E 3C9
Attention: Ross Wilmot, President
Phone Number:  (604) 684-4691
Fax Number:      (604) 684-4601

If to the Elite Companies:

Exec Jet, Inc., dba EliteJet, Inc.
5962 La Place Ct. Suite 230
Carlsbad, California 92008
Attention: Scott Walker, President
Phone Number:  (760) 438-7245
Fax Number:      (760) 438-7244

If to the Sellers:

At the respective addresses of each Seller.

7.3 Entire Agreement.

This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

7.4 Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

7.5 Governing Law.

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

7.6 Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.7 Construction.
    ------------

Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to articles, sections and the Disclosure Schedules are to the articles, sections and disclosures, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. Any item that is disclosed in a representation or warranty or in the Disclosure Schedule shall be deemed disclosed for all purposes and for every representation and warranty.

7.8 Severability.

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

ASP VENTURES CORP.

/s/ Ross Wilmot
By: Ross Wilmot
President

EliteJet, Inc.

/s/ Scott Walker
By: Scott Walker
President

Elite Yachts, Inc.

/s/ Scott Walker
By: Scott Walker
President

ELITE PROPERTY, INC.

/s/ Cindy Estes
By: Cindy Estes
President

SELLERS

/s/ Scott Walker
Scott Walker

/s/ Cindy Estes
Cindy Estes

                             DISCLOSURE SCHEDULE 1.1

                                  ELITE SHARES


              Elite Jet    Elite Properties  Elite Yachts  ASP Ventures

Scott Walker  400          80                 80           9,771,860

Cindy Estes   100          20                 20           2,000,000

                             DISCLOSURE SCHEDULE 2.4

                          COMPANY FINANCIAL STATEMENTS

                                   (Attached)

                             DISCLOSURE SCHEDULE 2.7

                          COMPANY OPERATING AGREEMENTS

1. Consulting Agreement between the Company and the Cedarwoods Group dated January 1, 1998. Cederwoods Group is owned by the Company's president, Ross Wilmot. The Agreement is renewable on an annual basis.

                             DISCLOSURE SCHEDULE 2.8

                            COMPANY PERSONAL PROPERTY

                                 Not Applicable

                             DISCLOSURE SCHEDULE 2.9

                              COMPANY REAL PROPERTY

 1. The Company leases office space at a rate of $2,000 a month from Zmax Capital Corp. on a month to month basis at 1177-1818 West Hastings Street, Vancouver, British Columbia, Canada V6E 2K3.

                             DISCLOSURE SCHEDULE 3.4

                           ELITE FINANCIAL STATEMENTS

                                   (Attached)

                             DISCLOSURE SCHEDULE 3.7

                           ELITE OPERATING AGREEMENTS

CIT Group Equipment Financing, Inc.

Note Payable, interest rate at "Governing rate" plus 2.25%; governing rate defined as the higher of "The Wall Street One Year Treasury Bill Rate" or "One Year Treasury Bill Rate as quoted by Dow Jones and Company, Inc.," adjusted annually effective April 1 of each year. Current monthly payment of $17,200 with an interest rate at December 31, 2002 of 4.34% Due date of Note is May 6, 2010 with an estimated balloon payment of $1,478,316.34. Secured by 1976 Dassault Falcon Jet including engines. Balance at 12/31/2002 -$2,465,746.

Bank of America, N.A.

Note Payable, interest rate at "index" rate plus 2.25%; "index defined as "Wall Street Journal listing of "Money Rates: as Prime Rate" adjusted quarterly Payments of interest only ($554.80 as of December 31, 2002) for the first three years followed by four years of principal and interest payment sufficient to fully pay loan. Due date of Note is April, 2009. Effective interest rate at December 31, 2002 was 6.75%. Loan unsecured. Guaranteed by Scott Walker. Balance at 12/31/2002 - $100,000.

GEM Global Yield Fund Limited

Note Payable, non-interest bearing, due April 22, 2003. Loan currently in Default. Flight hours provided as part of loan agreement. Loan originally provided to third party whereby EliteJet, Inc. executed an assignment and assumption agreement on September 10, 2002. Note secured by 1976 Dassault Falcon Jet including interest. Balance at 12/31/2002 - $300,000.

Turbo International Ltd.

Note Payable non-interest bearing, due April 22, 2003. Loan currently in Default. Flight hours provided as part of loan agreement. Loan originally provided to third party whereby EliteJet, Inc. executed an assignment and assumption agreement on September 10, 2002. Note secured by 1976 Dassault Falcon Jet including interest. Balance at 12/31/2002 - $50,000.

GEM Global Yield Fund Limited


Note Payable non-interest bearing, due September 9, 2003. Loan provided as part of assignment and assumption and security interest executed as described above. Balance at 12/31/2002 - $125,000.

                             DISCLOSURE SCHEDULE 3.8

                             ELITE PERSONAL PROPERTY

List of Assets as of December 31, 2002

Aircraft                           $4,454,613 (less depreciation $2,222,124)
Furniture, fixtures and computers  $     18,826
                                   ------------

         Net Fixed Assets          $2,251,315

                             DISCLOSURE SCHEDULE 3.9

                               ELITE REAL PROPERTY

Lease entered into between EliteJet, Inc. and Carlsbad Airport Plaza Limited Partnership dated June 1, 2003 for address 5963 La Place Court, Suite #302 Carlsbad, California 92008 comprising 3,393 square feet of office space. Terms are $6,277.05 per month gross with lease expiry date of May 2006.